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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 15, 2004
                                                  ------------------

                       MOONEY AEROSPACE GROUP, LTD.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     O-21749                     95-4257380
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

         165 Al Mooney Road North, Kerrville, TX                    78028
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     (Address of Principal Executive Officers)                    (Zip Code)

Registrant's telephone number, including area code:  (830) 896- 6000
                                                     ---------------

                                    Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01. Change in Registrant's Certifying Accountant


On September 23, 2004, the Mooney Aerospace Group, Ltd, (the "Company"), notified Stonefield Josephson, Inc. ("Stonefield"), its independent public accountants, that the Company was terminating its services, effective as of that date. On September 16, 2004, the Company engaged Burnstein & Pinchuk LLP ("B&P") as its principal independent accountant. This decision to dismiss Stonefield and engage B&P was taken upon the unanimous approval of the Board of Directors of the Company.

During the last two fiscal years ended December 31, 2003 and December 31, 2002 and through September 23, 2004, (i) there were no disagreements between the Company and Stonefield on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Stonefield would have caused Stonefield to make reference to the matter in its reports on the Company's financial statements, and (ii) Stonefield's report on the Company's financial statements did not contain any other adverse opinion, disclaimer of opinion, or modification or qualification of opinion except that Stonefield's opinion in its report on the Company's financial statements for the years ended December 31, 2003 and 2002 expressed substantial doubt with respect to the Company's ability to continue as a going concern as a result of incurred net losses and negative cash flows from operations since its inception, working capital deficit and stockholders' deficit. During the last two most recent fiscal years ended December 31, 2003 and December 31, 2002 and through September 15, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

During the two most recent fiscal years and through September 15, 2004, the Company has not consulted with B&P regarding either:

1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that B&P concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2. any matter that was either subject of disagreement or event, as defined in
Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

The Company has requested that Stonefield furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter will be filed by amendment to the current report of Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2004

                                    MOONEY AEROSPACE GROUP, LTD.


                                    By: /s/ J. Nelson Happy
                                          --------------------------------------
                                    Name: J. Nelson Happy
                                    Title: President and Chief Executive Officer